UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 24, 2020 (January 23, 2020)

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 23, 2020, Alberton Acquisition Corporation (“Alberton”), upon receipt of the principal, issued an unsecured promissory note in the aggregate principal amount of $780,000 (the “Note”) to its sponsor, Hong Ye Hong Kong Shareholding Co., Limited and its registered assignees or successors in interest. (the “Payee”).

The Note is non-interest bearing and is payable on the date on which Alberton consummates its initial business combination (the “Maturity Date”). The Payee, however, has the right to convert the Note, in whole or in part, into private units of Alberton, as described in the public offering prospectus Alberton filed with the Securities and Exchange Commission on October 24, 2018, file No. 333-227652.

The foregoing is a brief description of the material terms and conditions of the Note, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation Fair Disclosure

On January 24, 2020, the Company issued the attached press release announcing the extension of the deadline to consummation a business combination and the issuance of the Note.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Promissory Note, dated January 23, 2020, made by Alberton Acquisition Corporation in favor of Hong Ye Hong Kong Shareholding Co., Limited
99.2	Press Release, dated January 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2020

ALBERTON ACQUISITION CORPORATION

By:	/s/ Bin (Ben) Wang
Name: Bin (Ben) Wang Title: Chief Executive Officer

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